UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 14, 2007

Kohlberg Capital Corporation

(Exact name of registrant as specified in charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Madison Avenue, 6th Floor, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 455-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information and definitions set forth under Item 2.03 of this report on Form 8-K are hereby incorporated in Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off–Balance Sheet Arrangement of a Registrant.

On February 14, 2007, Kohlberg Capital Funding LLC I (“KCAP Funding”), a special–purpose bankruptcy remote subsidiary of Kohlberg Capital Corporation (“Kohlberg Capital”), and Kohlberg Capital entered into a $200,000,000 securitized receivables funding facility (the “Facility”) backed by a revolving pool of loans.

In connection with the Facility, Kohlberg Capital and KCAP Funding entered into (i) a Loan Funding and Servicing Agreement (the “Loan Funding and Servicing Agreement”) dated as of February 14, 2007, by and among KCAP Funding, Kohlberg Capital, BMO Capital Markets Corp., as the Agent, Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services), as the Backup Servicer, U.S. Bank National Association, as Trustee, each of the conduit lenders and institutional lenders from time to time party thereto, and each of the lender agents from time to time party thereto, pursuant to which KCAP Funding issued variable rate notes to Fairway Finance Company, LLC and Riverside Funding LLC, and (ii) a Purchase and Sale Agreement dated as of February 14, 2007 (the “Purchase and Sale Agreement”), by and among KCAP Funding and Kohlberg Capital, pursuant to which Kohlberg Capital will sell from time to time certain loans to KCAP Funding.

Pursuant to the terms of the Loan Funding and Servicing Agreement, and subject to certain customary conditions, KCAP Funding may borrow a maximum of $200,000,000. In connection with the Facility, Kohlberg Capital and KCAP Funding have made representations and warranties regarding the loans as well as their businesses and properties and are required to comply with various covenants, servicing procedures, reporting requirements and other customary requirements. The Facility also includes usual and customary limited recourse, early amortization events and events of default for securitized facilities of this nature. Kohlberg Capital will act as servicer of the loans and will own 100% of KCAP Funding

The summary of the Purchase and Sale Agreement and Loan Funding and Servicing Agreement set forth in this Item 2.03 may not include all of the information that is important to you and is qualified in its entirety by reference to the actual agreements which are filed as Exhibits 10.1 and 10.2 to this Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Loan Funding and Servicing Agreement, dated as of February 14, 2007

10.2	Purchase and Sale Agreement, dated as of February 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOHLBERG CAPITAL CORPORATION

By:	/s/ Michael I. Wirth
Name: Michael I. Wirth
Title: Chief Financial Officer

Date: February 16, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
10.1	Loan Funding and Servicing Agreement, dated as of February 14, 2007

10.2	Purchase and Sale Agreement, dated as of February 14, 2007